                 REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT



                  REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT (the "Agreement") made and entered into this 31st day of October 1989, by and among VIDEO BROADCASTING CORPORATION, a Delaware corporation (the "Company"), NEW YORK STATE BUSINESS VENTURE PARTNERSHIP, a New York limited partnership ("NYSBVP"), AMERICAN RESEARCH & DEVELOPMENT II, L.P., a Delaware limited partnership ("ARD"), and the parties executing the signature page hereof being holders of the Company's Series A Unsecured Convertible Debentures Due 1992 (the "Series A Debentures") and Series B Subordinate Unsecured Convertible Debentures Due 1992 (the "Series B Debentures", and collectively with the Series A Debentures, the "Debentures"). NYSBVP, ARD and such holders of the Debentures are sometimes hereinafter referred to collectively as, the "Purchasers."

                             W I T N E S S E T H :

                  WHEREAS, the Company wishes to induce each of NYSBVP and ARD to enter into a certain stock purchase agreement to be dated of even date herewith, pursuant to which NYSBVP and ARD intend, among other things,, to subscribe for the purchase of 345,455 and 200,000 shares, respectively, of the Company's Series C 10% Cumulative Convertible Preferred Stock, $2.75 par value per share (the "Series C Preferred Stock");

                  WHEREAS, the Company wishes to induce the holders of the Debentures to convert their Debentures into shares of the Company's Series A
10% Cumulative Convertible Preferred Stock, $1.50 par value per share (the "Series A Preferred Stock"), and Series B 10% Cumulative Convertible Preferred Stock, $1.35 par value per share (the "Series B Preferred Stock", and collectively with the Series A Preferred Stock and Series C Preferred Stock, the "Preferred Stock"), for the aggregate conversion price and for such number of shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be set forth opposite the names of such holders on Annex I hereto; and
                  WHEREAS, the shares of Preferred Stock are convertible on a share-for-share basis (subject to adjustment) into shares of the Company's common stock, $.01 par value per share (the "Common Stock");
                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, each of the Company and the Purchasers, intending to be legally bound, hereby agree as follows:
                  1.       REGISTRATION RIGHTS.
                           (a)      Registration Upon Request.  At any time (and
from time to time) from and after the earlier to occur of (i) the closing of the initial issuance, offering and sale to the public of the Company's securities pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) October 31, 1991, and upon the written request of any Qualified Holder(s) (as defined below) of Registrable Securities (as defined below) requesting that the Company effect the registration under the Securities Act and the rules and regulations thereunder of any Registrable Securities then held-by such Qualified Holder(s) (which request shall state the intended method of disposition by such Qualified Holder(s)) the Company shall provide prompt written notice of such requested registration to all holders of Registrable Securities, and thereupon, the Company shall, as expeditiously as may be practicable, use its best efforts to effect the registration under the Securities Act of (i) the Registrable Securities which the Company has been so requested to register, for disposition in accordance with the intended method of disposition stated in such request; and (ii) all other Registrable Securities the registered holders of which shall have requested to be registered within 30 days after the receipt of the aforementioned written notice by the Company; all to the extent requisite to permit the disposition by the holder of the shares constituting Registrable Securities to be so sold. The Company shall not be required to effect more than two registrations of Registrable Securities pursuant to this Section 1(a) (the "Requested Registration Limit") and shall not be required to effect any such registration if the anticipated aggregate offering price of the Registrable securities to be registered (net of underwriting discounts, commissions and spreads), is less than $5,000,000 in the aggregate; provided, however, should the Company fail to comply, with Section 1(c)(ii) hereof, any such registration shall not be counted in determining the number of available registration requests which remain under the Requested Registration Limit; and, provided, further, anything to the contrary in this Section 1 notwithstanding, and irrespective of the Requested Registration Limit, in the event the Company is eligible to effect a registration under the Securities Act using Form S-3 (or other comparable short-form registration statement), the holders of Registrable Securities having a fair value of at least $750,000 shall be entitled to request, and the Company shall be required to use its best efforts to effect, an unlimited number of registrations of such Registrable Securities by use of Form S-3 (or other comparable short-form Registration Statement).
                  As used in this Agreement, the term "Qualified Holder(s)" means as of any date of the determination thereof, the registered holder(s) of
(i) not less than 20% of the then outstanding shares of any series of Preferred

Stock, or (ii) not less than 20% of the then outstanding shares of Preferred Stock, taken as a whole and without regard to series.
                  As used in this Agreement, the term "Registrable Securities" means any and all shares of Common Stock into which shares of Preferred Stock have been converted (or will be converted immediately prior to the filing of any registration statement).
                           (b)      Incidental Registration.
                                    (i) If the Company at any time proposes to
                           register under the Securities Act any of its Equity Securities (as defined in Section 3(a)(11) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (other than pursuant to Section 1(a) or on Form S-4 or S-8 or any successor form thereto or a form of registration statement not available for the general registration of securities) whether or not for sale for its own account, and if the registration form proposed to be used may be used to effect the general registration of Registrable Securities, the Company shall notify promptly in writing all holders of Registrable Securities of its intention to effect such registration. Upon the written request of any holder of Registrable Securities made within 20 days after the receipt of the aforementioned notice by the Company (which request shall specify the Registrable Securities intended to be disposed of by such holder), the Company shall use its best efforts to cause all such Registrable Securities (the holders of which shall have requested the registration thereof), to be registered under the Securities Act together with the securities which the Company at the time proposes to register, all to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by the holders of the Registrable Securities to be registered; provided, however, that the Company shall have the right to postpone or withdraw in good faith any such registration without any obligation to any holder.
                                    (ii) No incidental registration effected
                           pursuant to this Section 1(b) shall be deemed to have been effected pursuant to Section 1(a).
                                    (iii) If the Company shall previously have
                           received a request for registration pursuant to
                           Section 1(a) or pursuant to this Section 1(b) and if

                           such previous registration shall not have been terminated, withdrawn or abandoned, the Company shall not effect any registration of any of its Equity Securities under the Securities Act other than on Form S-4 or Form S-8 (or any successor form thereto or a form of registration statement not available for the general registration of securities) whether or not for sale for its own account, until the earlier of (i) the date all securities included in such previous registration are sold, or (ii) the six month anniversary of the effective date of such previous registration; and the Company shall so provide in any registration or similar agreements hereinafter entered into with any person with respect to any of its securities.

                           (c)      Registration Procedures.  If and whenever
the Company is required by the provisions of this Agreement to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as may be practicable:
                                    (i) prepare and file with the securities
                           and Exchange Commission (it being understood that if a request for registration pursuant to Section 1(a) is made prior to the end of the Company's then current fiscal year and such registration is to be effected other than on Form S-3 (or other comparable short-form registration statement), the Company shall be entitled to delay the effectiveness of such registration until the earlier of (x) such time as the Company receives audited financial statements for said fiscal year or (y) the expiration of 90 days after the end of such fiscal year), a registration statement with respect to such Registrable Securities (including such audited financial statements as the Board of Directors may in good faith deem appropriate) and use its best efforts to cause such registration statement to become and remain effective under the Securities Act for not less than 180 days;
                                    (ii) prepare and file with the Securities
                           and Exchange Commission such amendments and supplements to such registration statement and the prospectus included therein and used in connection therewith as may be necessary to keep such registration statement effective for such period (not to exceed 180 days) as shall be necessary to complete the offering and the distribution of the securities covered thereby, in each case, exclusive of any period during which the prospectus included in and used in connection with such registration statement shall not comply with the requirements of
                           Section 10 of the Securities Act; and to comply with the provisions of the Securities Act and the rules and regulations thereunder with respect to the sale or other disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

                                    (iii) furnish to each seller of Registrable
                           Securities and each underwriter of the securities being sold by such seller, such number of copies (including manually executed and conformed copies) of such registration statement and of each such amendment and supplement thereto (in each case, including all appendices, schedules and exhibits thereto), such number of copies of the prospectus included in and used in connection with such registration statement (including each preliminary prospectus), and such number of copies of the final prospectus as filed by the Company pursuant to Rule 424(b), in conformity with the requirements of the Securities Act and the rules and regulations thereunder, and such other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;
                                    (iv) use its best efforts to register or
                           qualify the Registrable Securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as any seller and each underwriter of the Registrable Securities being sold by such seller shall reasonably request, and do any and all other acts and things which may be necessary or desirable to enable such seller and underwriter to consummate the offering and disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this paragraph 1(c), be obligated to be qualified, subject itself to taxation, or consent to general service of process;
                                    (v) use its best efforts to cause the
                           Registrable Securities covered by such registration statement to be registered with, or approved by, such other United States public, governmental or regulatory agencies, bodies, authorities or instrumentalities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in the manner intended by such seller or sellers;
                                    (vi) notify each seller of any Registrable
                           Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's knowledge that the prospectus included in and used in connection with such registration statement (or deemed to be included in such registration statement if the registration statement, at the time it is declared effective, omits certain information as permitted by Rule 430A of the Securities Act), as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare and furnish to such seller and each underwriter a reasonable number of copies of a prospectus supplemented or amended such that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;
                                    (vii) otherwise use its best efforts to
                           comply with all applicable rules and regulations of the Securities and Exchange Commission, as the same may be amended from time to time, and make available to its security holders, as expeditiously as may be practicable, an earnings statement covering the period of at least twelve months (but not more than eighteen months), beginning with the first day of the Company's fiscal quarter next succeeding the effective date of the registration statement, which earnings statement shall satisfy the provisions of
                           Section 11(a) of the Securities Act;
                                    (viii) upon the reasonable request of any
                           Managing Underwriter (as defined in Rule 12b-2 under the Exchange Act) of the Registrable Securities, use its best efforts to cause all such

                           Registrable Securities covered by such registration statement to be listed on each securities exchange on which similar securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules and regulations of such exchange;
                                    (ix) engage and provide a transfer agent
                           and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;
                                    (x) enter into an underwriting agreement
                           (in customary form and substance) and take all such other actions as the seller or sellers of at least 66 2/3% of the aggregate Registrable Securities to be registered and sold shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; it being hereby acknowledged and agreed that in the case of any registration effected pursuant to Section 1(a), the selection of any Managing Underwriter(s) shall be made by the holders of at least 66 2/3% of the aggregate amount of Registrable Securities to be registered, subject to the consent of the Company (which consent shall not be unreasonably withheld);
                                    (xi) obtain an opinion from the Company's
                           counsel and a "cold comfort" letter from the Company's independent certified public accountants in customary form and covering such matters of the type customarily covered by such opinions and "cold comfort" letters as the seller or sellers of Registrable Securities holding at least 66 2/3% of the aggregate shares thereof shall reasonably request;
                                    (xii) make available for inspection by any
                           seller of Registrable Securities covered by such registration statement, by any Managing Underwriter(s) or other underwriters participating in any disposition to be effected pursuant to such registration statement, and by any attorney, accountant or other agent, consultant or advisor retained by any such seller or underwriter, all pertinent financial and other records, corporate documents and properties of the Company; and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, agent or advisor in connection with such registration statement; and
                                    (xiii) permit any holder of Registrable
                           Securities who, in the sole and exclusive judgment of such holder, might be deemed to be a controlling person of the Company, to participate in the preparation of such registration or comparable statement and include therein material furnished by such holder to the Company in writing which, in the reasonable judgment of such holder, subject to the consent of the Company (which consent shall not be unreasonably withheld), should be included therein; it being hereby acknowledged and agreed that each holder of Registrable Securities shall be deemed to have agreed by acquisition of such Registrable Securities that upon the receipt of any notice from the Company of the occurrence of any event of the kind described in Section 1(c)(vi), such holder shall forthwith discontinue such holder's offer and disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the "stickered," supplemented or amended prospectus and/or registration statement contemplated by
                           Section 1(c)(vi) and, if so directed by the Company, shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, of the prospectus covering such Registrable Securities then in such holder's possession; and it being hereby further acknowledged and agreed that in the event the Company shall provide any such notice, the 180-day period specified in Section l(c)(ii) shall be extended by the number of days during the period from and including the date such notice is provided, to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the "stickered", supplemented or amended prospectus and/or registration statement contemplated by Section 1(c)(vi).

                                    (xiv) If any registration or comparable
                           statement refers to any holder by name or otherwise as the holder of any securities of the Company, and if such holder reasonably believes it is or may be deemed to be a controlling person in relation to, or an Affiliate (as such term is defined in Rule 12b-2 under the Exchange Act) of, the Company, then such holder shall have the right to require (1) the inclusion in such registration or comparable statement of language, in form and substance satisfactory to such holder, to the effect that the ownership by such holder of such securities is not to be construed as and is not intended to be a recommendation by such holder of the investment quality of, or the relative merits and risks attendant to the purchase of, the Company's securities covered thereby, and that such ownership does not imply that such holder will assist in meeting any future financial operating requirements of the Company, or (2) (in the case where the reference to such holder by name or otherwise is not required by the Securities Act or any similar federal or state statute then in force), the deletion of the reference to such holder.
                                    (xv) If any registration under Section 1(a)
                           which is proposed by the Company to be on Form S-3 (or any similar short-form registration statement which is a successor to Form S-3) shall be used in connection with an underwritten public offering, and if the Managing Underwriter(s) shall advise the

                           Company in writing that in their opinion the use of another permitted form is of material importance to the success of the offering, then such registration shall be effected by the use of such other permitted form.
                           (d)      Registration Expenses.  The Company shall,
whether or not any registration pursuant to this Agreement shall become effective (except where a registration effected under Section 1(a) hereof is terminated, withdrawn or abandoned at the request of the holders of the Registrable Securities to be registered), pay any and all expenses incident to its performance of, or compliance with, this Agreement, including, without limitation, any allocation of Company personnel or other general overhead expenses of the Company, or other expenses for the preparation of historical and pro forma financial statements or other data normally prepared by the Company in the ordinary course of its business; all registration, application, filing, listing, transfer agent and registrar fees; fees and expenses of compliance with securities or Blue Sky laws; printing expenses; messenger and delivery expenses; fees and out-of-pocket expenses of counsel for the Company and all independent certified public accountants (including the expenses of any audit, review and/or "cold comfort" letter) and other persons retained by the Company; the reasonable fees and out-of-pocket expenses of one counsel or firm of counsel selected by the holders of at least 66 2/3% of the Registrable Securities covered by the registration in question; and any fees and disbursements of Managing Underwriters, underwriters, brokers and dealers customarily paid by issuers of securities, excluding underwriting commissions and discounts.

                           (e)      Indemnification; Contribution.
                                    (i) The Company hereby indemnifies, to the
                           fullest extent permitted by law, each holder of Registrable Securities, its officers and directors, if any, and each person, if any, who controls such holder within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act or common law or otherwise), joint or several, caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading; provided, however, that such indemnification shall not extend to any such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses which are caused solely by any untrue statement or alleged untrue statement contained in, or by any omission or alleged omission from, information furnished in writing to the Company by such holder expressly for use therein.
                                    (ii)    If the offering pursuant to any
                           registration statement provided for under this
                           Section 1 is effected by underwriters, the

                           Company agrees to enter into an underwriting agreement in customary form and substance with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act to the same extent as provided in the preceding paragraph (i) of this Section 1(e) with respect to the indemnification of the holders of Registrable Securities; provided, however, the Company shall not be required to indemnity any such underwriter, or any officer or director of such underwriter or any person who controls such underwriter within the meaning of Section 15 of the Securities Act, to the extent that the loss, claim, damage, liability (or proceedings in respect thereof) or expense for which indemnification is sought results from such underwriter's failure to deliver or otherwise provide a copy of the final prospectus to the person asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities to such person, if such statement or omission was corrected in such final prospectus.
                                    (iii) In connection with any registration
                           statement with respect to which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information as shall be reasonably requested by the Company for use in any such registration statement or prospectus and shall indemnify severally and not jointly, to the fullest extent permitted by law, the Company, its officers and directors and each person, if any, who controls the Company within the meaning of
                           Section 15 of the Securities Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated or necessary to make the statements in the registration statement or prospectus or preliminary prospectus or any amendment thereof or supplement thereto, not misleading; provided, however, that each such holder shall be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises solely out of or is based solely upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such holder, as such, furnished in writing to the Company by such holder specifically for use in such registration statement or prospectus; and provided, further, however, that the liability of each holder hereunder shall be limited solely to such amount of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Securities sold by such holder under such registration statement bears to the total public offering price of all Registrable Securities sold thereunder, which liability, in no event shall exceed the net proceeds received by such holder from the sale of Registrable Securities covered by such registration statement.
                                    (iv) If the offering pursuant to any
                           registration statement with respect to which holders of Registrable Securities are participating, is effected by underwriters, each such holder agrees to enter into an underwriting agreement in customary form and substance with such underwriters, and to indemnify such underwriters, their officers and directors, if any, and each person, if any, who controls such underwriters within the meaning of
                           Section 15 of the Securities Act to the same extent as provided in the preceding paragraph with respect to indemnification by such holder of the Company, but subject to the same limitation as set forth in the proviso to paragraph (ii) of this Section 1(e) with respect to indemnification by the Company of such underwriters, officers, directors and controlling persons.
                                    (v) Any person seeking indemnification
                           under provision of this Section 1(e) shall, promptly after receipt by such person of notice of the commencement of any action, suit, claim or proceeding, notify each party against whom indemnification is to be sought in writing of the commencement thereof; provided, however, the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 1(e) (except to the extent that it has been prejudiced in any material respect by such failure) or from any liability which the indemnifying party may otherwise have. In case any such action, suit, claim or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties (provided that in the case of indemnification pursuant to paragraphs (iii) or (iv) of this Section 1(e), the employment of such counsel shall have been authorized by not less than 66 2/3% of the holders of Registrable Securities who are participating in the registration in respect of which indemnification is sought) in connection with the defense of such suit, action, claim or proceeding; (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action, suit, claim or proceeding within a reasonable time after notice of commencement of the action, suit, claim or proceeding; or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action, suit, claim or proceeding on behalf of the indemnified party or parties), in any of which events the fees and expenses of one counsel or firm of counsel selected by the indemnified party or parties shall be borne by the indemnifying parties. Anything in this paragraph (v) to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action, suit, claim or proceeding effected without its prior written consent (which consent shall not be unreasonably withheld). Such indemnification shall remain in full force and effect regardless of any investigation made by or on behalf of a participating holder of Registrable

                           Securities, its officers, directors or any person, if any, who controls such holder as aforesaid, and shall survive the sale, transfer or other disposition of such securities by such holder.

                                    (vi) If for any reason the foregoing
                           indemnification is unavailable, or is insufficient to hold harmless, an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (x) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand, or (y) if the allocation provided by clause (x) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand (taking into consideration the fact that the registration rights provided in this Section 1 are intended and hereby understood to be a material inducement to the Purchasers to purchase the Registrable Securities and, in respect of this Agreement, constitutes good and valuable consideration) and the indemnified party on the other, but also the relative fault of the indemnifying party and the indemnified party in addition to any other relevant equitable considerations. Notwithstanding the foregoing, no underwriter shall be required to contribute any amount in excess of the amount by which the aggregate price at which the Registrable Securities underwritten by it and distributed to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue statement or omission or alleged untrue statement or omission; and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any underwriters to provide contribution pursuant to this Section 1(e) shall be several and not joint in proportion to their respective underwriting commitments.

                           (f)      Certain Limitations on Registration
Rights. In the case of a registration under Section 1(b), if the holders of at least 66 2/3% of the Registrable Securities to be included therein determine to enter into an underwriting agreement in connection therewith, or, in the case of a registration under Section 1(a), if the holders of securities initially requesting such registration have determined to enter into an underwriting agreement in connection therewith, all Registrable Securities to be included in such registration shall be subject to such underwriting agreement and no person may participate in such registration unless such person agrees to sell such person's securities on the basis provided in the underwriting arrangements and completes and/or executes all questionnaires, powers of attorney, indemnification agreements, underwriting agreements and other reasonable documents which must be executed under the terms of such underwriting arrangements; it being hereby acknowledged and agreed that the selection of any Managing Underwriter(s) shall be made by the holders of at least 66 2/3% of the Registrable Securities to be registered, subject to the consent of the Company (which consent shall not be unreasonably withheld).
                           (g)      Reduction of Securities Included in
Registration Statement. If any Managing Underwriter shall advise the Company and the holders of Registrable Securities in writing that, in its reasonable judgment, the inclusion in any registration statement pursuant to Section 1 of some or all of the Registrable Securities sought to be registered by the holders requesting such registration creates a substantial risk that the proceeds or price per share the Company or such holders of Registrable Securities will derive from such registration will be materially reduced or that the number of securities to be registered (including those sought to be registered at the instance of the Company and any other party entitled to participate in such registration as well as those sought to be registered by the holders of Registrable Securities) is too large a number to be reasonably sold, the Company shall include in such registration (to the extent of the number of securities which the Company is so advised can be sold in such offering):
                                    (i) (in the case of a registration pursuant
                           to Section 1(a) of this Agreement), the number of securities sought to be registered by each seller,

                           pro rata, among the sellers as provided in paragraph
                           (h) below; or
                                    (ii) (in the case of a registration
                           pursuant to Section l(b) of this Agreement), (x) First, Registrable Securities requested to be included in such registration, pro rata, among the holders thereof as provided in paragraph (h) below, and (y) Second, those securities sought to be registered at the instance of the Company.

                           (h)      With respect to the pro rata allocation
referred to in each of clause (i) and (ii) of Section 1(g) above, the number of Registrable Securities which each holder shall be permitted to have included in a registration pursuant to Section 1(a) or 1(b), as the case may be, shall be determined by multiplying the total number of Registrable Securities which each holder thereof seeks to register by a fraction, the numerator of which shall be the sum of (i) the product of (x) the total number of shares of Series A Preferred Stock issued by the Company to such holder, if any, and (y) $1.50;
(ii) the product of (x) the total number of shares of Series B Preferred Stock issued by the Company to such holder, if any, and (y) $1.35; and (iii) the total number of shares of Series C Preferred Stock issued by the Company to such holder, if any, and (y) $2.75, and the denominator of which shall be the sum of (i) the product of (x) the total number of shares of Series A Preferred Stock issued to all holders of Registrable Securities who have elected to have their securities registered pursuant to Section 1(a) or 1(b) and, in respect of which election, the calculation pursuant to this Section 1(h) is being made, and (y) $1.50; (ii) the product of (x) the total number of shares of Series B Preferred Stock issued to all holders of Registrable Securities who have elected to have their securities registered pursuant to Section 1(a) or 1(b) and, in respect of which election, the calculation pursuant to this Section 1(h) is being made, and (y) $1.35, and (iii) the product of (x) the total number of shares of Series C Preferred Stock issued to all holders of Registrable Securities who have elected to have their securities registered pursuant to Section l(a) or l(b) and, in respect of which election, the calculation pursuant to this Section 1(h) is being made, and (y) $2.75; provided, however, any shares of Preferred Stock issued to holders of Registrable Securities which shares have been redeemed by the Company (prior to the date the pro rata allocation pursuant to this Section 1(h) is being made), shall be excluded from the calculation of the number of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, as the case may be, in clauses (i), (ii) and (iii) of the numerator and denominator, respectively.
                           (i)      Limitations on Sale or Distribution of
Other Securities; Conditioning the Market. If any registration under this
Section 1 shall be in connection with an underwritten public offering, each holder of Registrable Securities shall be deemed to have agreed by acquisition of such Registrable Securities not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and to use such holder's bet efforts not to effect any such public sale or distribution of any other Equity Security of the Company or of any security convertible into, or exchangeable or exercisable for, any Equity Security of the Company (other than as part of such underwritten public offering) within 15 days prior to or 120 days after the effective date of such registration statement, and the Company hereby also agrees to cause each holder of any Equity Security, or of any security convertible into, or exchangeable or exercisable for, any Equity Security of the Company purchased from the Company at any time other than in a public offering, so to agree.
                           (j)      Rule 144.  If the Company shall have filed
with the Securities and Exchange Commission a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company agrees that it shall timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, without limitation, the reports under Sections 13 and 15(d) of the Exchange Act referred to in paragraph (c)(1) of Rule 144 under the Securities Act), and shall take such further actions as any holder of Registrable Securities may reasonably request, all to the extent requisite from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the resale limitations prescribed by Rule 144 under the Securities Act as such Rule may be amended from time to time, or otherwise pursuant to any transactional exemption from the requirements of Section 5 of the Securities Act provided by any rule or regulation now existing or hereinafter adopted by the Securities and Exchange Commission. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.
                           (k)      Nominees for Beneficial Owners.  In the
event that Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the holder of such Registrable Securities for the purpose of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any holder or holders of

Registrable Securities contemplated by this Agreement).
                           (l)      Most Favored Nations.  If at any time from
and after the date hereof, the Company grants to any Purchaser any demand, "piggyback" or other similar registration rights with respect to any Registrable Securities which rights are more favorable to such Purchaser than those set forth in this
Section 1, then the Company shall forthwith grant identical demand, "piggyback" or such other similar registration rights to all other purchasers of Registrable Securities.
                  2.       PREEMPTIVE RIGHTS.
                           (a)      Prior to any issuance, sale or exchange of
its Equity Securities, the Company shall offer to each Purchaser (by written notice) the right, for a period of 20 days, to purchase all of such securities for cash at an amount equal to the price or other consideration for which such securities are to be issued; provided, however, that the Purchasers' preemptive rights pursuant to this Paragraph 2 shall not apply to securities issued (i) upon the conversion of any shares of the Preferred Stock; (ii) as a stock dividend, stock split or similar subdivision of shares of Preferred Stock or Common Stock, so long as the securities issued pursuant to such stock dividend, stock split or subdivision consist exclusively of additional shares of Preferred Stock or Common Stock; (iii) pursuant to subscriptions, warrants, options, rights, contracts or commitments which are outstanding on the date hereof; (iv) pursuant to an effective registration statement under the Securities Act in an underwritten public offering; (v) as the sole consideration for the acquisition (whether by merger, consolidation or otherwise) by the Company of all or substantially all the capital stock or assets of any other person; (vi) pursuant to any employee stock option, incentive or other benefit plant provided that the number of shares issued thereunder do not exceed, in the aggregate, 259,007 shares (adjusted appropriately to reflect stock splits, stock dividends, subdivisions of shares and the like with respect to the Common Stock) less the number of shares (adjusted as aforesaid) issued pursuant to options outstanding on the date of this Agreement pursuant to clause (iii) above; (vii) (at any time and from time to time) as all or a portion of the consideration paid by the Company to one or more of its officers, key employees or consultants for services furnished to the Company, provided that the number of shares so issued (whether at one time or from time to time) does not exceed, in the aggregate, 35,078 shares; and (viii) upon the exercise of any right issued in a manner not in violation of the terms of this Paragraph 2. The Company's written notice to the Purchasers shall describe the securities proposed to be issued, sold or exchanged by the Company and shall specify the number, price and payment terms thereof. Each Purchaser may accept the Company's offer as to the full number of securities offered to it or any lesser number, by written notice furnished to the Company prior to the expiration of the aforesaid 20-day period, in which event, the Company shall sell promptly and such Purchaser shall buy, upon the terms specified, the number of securities agreed to be purchased by such Purchaser.
                           (b)      Notwithstanding the foregoing, if the
Purchasers agree, in the aggregate, to purchase more than the full number of securities offered by the Company, then each Purchaser desiring to accept the Company's offer shall be allocated such amount of securities which is obtained by multiplying the number of securities which such Purchaser has notified the Company that it intends to purchase by a fraction, the numerator of which shall be the sum of (i) the product of (x) the total number of shares of Series A Preferred Stock issued by the Company to such holder, if any, and (y) $1.50;
(ii) the product of (x) the total number of shares of Series B

Preferred Stock issued by the Company to such holder, if any, and (y) $1.35; and (iii) the total number of shares of Series C Preferred Stock issued by the Company to such holder, if any, and (y) $2.75, and the denominator of which shall be the sum of (i) the product of (x) the total number of shares of Series A Preferred Stock issued to all holders of Registrable Securities who have notified the Company that they intend to exercise their preemptive rights, and
(y) $1.50; (ii) the product of (x) the total number of shares of Series B Preferred Stock issued to all holders of Registrable Securities who have notified the Company that they intend to exercise their preemptive rights, and
(y) $1.35, and (iii) the product of (x) the total number of shares of Series C Preferred Stock issued to all holders of Registrable Securities who have notified the Company that they intend to exercise their preemptive rights, and
(y) $2.75; provided, however, any shares of Preferred Stock issued to holders of Registrable Securities which shares have been redeemed by the Company (prior to the date the pro rata allocation pursuant to this Section 2(b) is being made), shall be excluded from the calculation of the number of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, as the case may be, in clauses (i), (ii) and (iii) of the numerator and denominator, respectively; and provided, further, however, no Purchaser shall be allocated more than the number of securities which such Purchaser agreed to purchase and, in cases covered by this sentence, all Purchasers shall be allocated among them the full number of securities offered by the Company. The Company shall be free at any time prior to the expiration of the 60-day period commencing on the day next succeeding the expiration of the aforementioned 20-day notice period, to offer and sell to any third party or parties the number of such securities, if any, not agreed by the Purchasers to be purchased by them, at a price and on payment terms no less favorable to the Company than those specified in such notice of offer to the Purchasers. However, if such third party sale or sales are not consummated within such 60-day period, the Company shall not be permitted to sell the securities, if any, which have been purchased within such 60-day period without again complying with the preemptive rights procedure specified in this Section 2.
                           (c)      The rights of the Purchasers set forth in
this Section shall terminate at such time as the Company shall effect the initial public offering, issuance, sale and delivery of securities pursuant to an effective registration statement under the Securities Act.
                  3.       NOTICES.
                           All notices required to be provided pursuant to
Sections 1 or 2 of this Agreement shall be in writing, either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, and shall be effective upon the receipt thereof by the intended recipient.
                  4.       ENTIRE AGREEMENT.
                           This Agreement, together with all annexes, schedules
and exhibits hereto, represents the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior oral and written contracts, arrangements and understandings among the parties hereto with respect to such subject matter; and can be amended, supplemented or changed, and any provision hereof can be waived, only by a written instrument making specific reference to this Agreement signed by the Company on the one hand and the holders of at least 66 2/3% of the aggregate number of outstanding shares of Preferred Stock on the other hand.
                  5.       SUCCESSORS AND ASSIGNS.
                           This Agreement shall be binding upon and shall inure
to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party may assign its rights hereunder without the prior written consent of the other parties hereto, except that without obtaining such consent, (i) each Purchaser may assign its rights and obligations hereunder to any of its subsidiaries or Affiliates, and (ii) the shares of Common Stock issued or issuable upon the conversion of the Preferred Stock are transferable, subject to compliance with applicable federal and state securities laws.
                  6.       PARAGRAPH HEADINGS.
                           The paragraph headings contained in this Agreement

are for general reference purposes only and shall not affect in any manner the meaning or interpretation of the terms or other provisions of the this Agreement.
                  7.       APPLICABLE LAW.
                           This Agreement shill be governed by, construed and
enforced in accordance with the laws of the State of New York, applicable to contracts to be made, executed, delivered and performed wholly within such state, but without regard to the conflicts of law principles of such state.
                  8.       SEVERABILITY.
                           If at any time subsequent to the date hereof, any
provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.
                  9.       EQUITABLE REMEDIES.
                           The parties hereto agree that irreparable harm would
occur in the event that any of the agreements and provisions of this Agreement were not performed fully by the parties hereto in accordance with their specific terms or conditions or were otherwise breached, and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached. It is accordingly hereby agreed that the parties hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of this Agreement by the other parties and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, such remedy being in addition to and not in lieu of, any other rights and remedies to which the other parties are entitled to at law or in equity.
                  10.      NO WAIVER.
                           The failure of any party at any time or times to
require performance of any provision hereof shall not affect the right at a later time to enforce the same. No waiver by any party of any condition, and no breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.
                  11.      COUNTERPARTS.
                           This Agreement may be executed in counterparts, each
of which shall be deemed an original, but all of which together shall constitute but one and the same original instrument.

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.

                                       VIDEO BROADCASTING CORPORATION


                                       By:________________________________
                                          Name:  Laurence Moskowitz
                                          Title: President and
                                          Chief Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By: /s/ Douglas S. Lure, Jr.
                                          _________________________________
                                          Name: Douglas S. Lure, Jr.
                                          Title: General Partner

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]


                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.


                                       VIDEO BROADCASTING CORPORATION


                                       By:_________________________________
                                          Name:  Laurence Moskowitz
                                          Title:  President and
                                          Chief Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.


                                       By: /s/ Charles J. Cuelter
                                          __________________________________
                                          Name:
                                          Title:


                                                     [DEBENTUREHOLDERS]


                                       By:________________________________
                                          Name:

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE)



                  IN WITNESS WHEREOF the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.


                         VIDEO BROADCASTING CORPORATION



                                       By: /s/ Laurence Moskowitz
                                           _________________________________
                                         Name:  Laurence Moskowitz
                                         Title:  President and Chief
                                         Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By: /s/ Mrs. Mary Lou Rodeen
                                          ___________________________________
                                          Name: Mrs. Mary Lou Rodeen

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.


                                       VIDEO BROADCASTING CORPORATION



                                       By: /s/ Laurence Moskowitz
                                          _________________________________
                                         Name:  Laurence Moskowitz
                                         Title:  President and Chief
                                         Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By:  /s/ Mr. Michael J. Katz
                                           ___________________________________
                                       Name: Mr. Michael J. Katz

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.



                                       VIDEO BROADCASTING CORPORATION



                                       By:_________________________________
                                         Name:  Laurence Moskowitz
                                         Title:  President and Chief
                                         Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By: /s/ Theodore Wm. Tashlik, Trustee
                                           ___________________________________
                                       Name: Tashlik & Associates P.C.,
                                             Defined Benefit Plan

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.



                                       VIDEO BROADCASTING CORPORATION



                                       By: /s/ Laurence Moskowitz
                                           _________________________________
                                         Name:  Laurence Moskowitz
                                         Title:  President and Chief
                                         Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By: /s/ Mark Manoff
                                          ___________________________________
                                          Name: Mr. Mark Manoff

        [REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.



                                       VIDEO BROADCASTING CORPORATION



                                       By: /s/ Laurence Moskowitz
                                          _________________________________
                                         Name:  Laurence Moskowitz
                                         Title:  President and Chief
                                         Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By: /s/ Gerald P. Rodeen
                                          ___________________________________
                                          Name: Mr. Gerald P. Rodeen

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.



                                       VIDEO BROADCASTING CORPORATION



                                       By: /s/ Laurence Moskowitz
                                          _________________________________
                                         Name:  Laurence Moskowitz
                                         Title:  President and Chief
                                         Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By: /s/ Steven L. Shaefer
                                           /s/ Karol K. Shaefer
                                          ___________________________________
                                          Name: Mr. & Mrs. Steven L. Shaefer

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.



                                       VIDEO BROADCASTING CORPORATION



                                       By:_________________________________
                                         Name:  Laurence Moskowitz
                                         Title:  President and Chief
                                         Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By:/s/ Martin Himmel
                                          ___________________________________
                                          Name: Mr. Martin Himmel

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.



                                       VIDEO BROADCASTING CORPORATION



                                       By:_________________________________
                                         Name:  Laurence Moskowitz
                                         Title:  President and Chief
                                         Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By: /s/ Jeffrey B. Stone
                                          ___________________________________
                                          Name: Mr. Jeffrey Stone

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.



                                       VIDEO BROADCASTING CORPORATION



                                       By:_________________________________
                                         Name:  Laurence Moskowitz
                                         Title:  President and Chief
                                         Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By: /s/ Henry Kimelman, Trustee
                                          ___________________________________
                                          Name: Henry L. Kimelman Trust

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.



                                       VIDEO BROADCASTING CORPORATION



                                       By:_________________________________
                                         Name:  Laurence Moskowitz
                                         Title:  President and Chief
                                         Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By: /s/ Henry Kimelman, Trustee
                                          ___________________________________
                                          Name: JDS Realty, Profit Plan

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.



                                       VIDEO BROADCASTING CORPORATION



                                       By:_________________________________
                                          Name:  Laurence Moskowitz
                                          Title:  President and Chief
                                          Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By: /s/ Henry Kimelman, Chairman
                                          ___________________________________
                                          Name: JDS Realty Corp.

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.





                                       VIDEO BROADCASTING CORPORATION



                                       By:_________________________________
                                          Name:  Laurence Moskowitz
                                          Title:  President and Chief
                                          Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By: /s/ Charles J. Cuelter
                                          __________________________________
                                          Name:
                                          Title:


                                                     [DEBENTUREHOLDERS]


                                       By:___________________________________
                                          Name:

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.



                                       VIDEO BROADCASTING CORPORATION



                                       By:_________________________________
                                          Name:  Laurence Moskowitz
                                          Title:  President and Chief
                                          Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By: /s/ Charles J. Cuelter
                                          __________________________________
                                          Name:
                                          Title:



                                       By: /s/ Laurence Moskowitz
                                          ___________________________________
                                          Name: Laurence Moskowitz



                                       By: /s/ J. Graeme McWhirter
                                          ___________________________________
                                          Name: Graeme McWhirter

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.



                                       VIDEO BROADCASTING CORPORATION



                                       By: /s/ Laurence Moskowitz
                                          _________________________________
                                          Name:  Laurence Moskowitz
                                          Title:  President and Chief
                                          Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By: /s/ Samuel Douglass
                                          ___________________________________
                                          Name: Mr. Samuel Douglass

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.



                                       VIDEO BROADCASTING CORPORATION



                                       By: /s/ Laurence Moskowitz
                                          _________________________________
                                          Name:  Laurence Moskowitz
                                          Title:  President and Chief
                                          Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By: /s/ Robert L. Drogin
                                          ___________________________________
                                          Name: Mr. Robert L. Drogin

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.



                                       VIDEO BROADCASTING CORPORATION



                                       By: /s/ Laurence Moskowitz
                                          _________________________________
                                          Name:  Laurence Moskowitz
                                          Title:  President and Chief
                                          Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By: /s/ Jeffrey Himmel
                                          ___________________________________
                                          Name: Mr. Jeffrey Himmel

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.




                                       VIDEO BROADCASTING CORPORATION



                                       By: /s/ Laurence Moskowitz
                                          _________________________________
                                          Name:  Laurence Moskowitz
                                          Title:  President and Chief
                                          Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By: /s/ Betram Korn, Jr.
                                          ___________________________________
                                          Name: Mr. Betram W. Korn, Jr.

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.




                                       VIDEO BROADCASTING CORPORATION



                                       By: /s/ Laurence Moskowitz
                                          _________________________________
                                          Name:  Laurence Moskowitz
                                          Title:  President and Chief
                                          Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By: /s/ Mrs. Claire Moskowitz
                                          ___________________________________
                                          Name: Mrs. Claire Moskowitz

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.




                                       VIDEO BROADCASTING CORPORATION



                                       By: /s/ Laurence Moskowitz
                                          _________________________________
                                          Name:  Laurence Moskowitz
                                          Title:  President and Chief
                                          Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By: /s/ Paul Nemiroff
                                          ___________________________________
                                          Name: Mr. Paul Nemiroff

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.




                                       VIDEO BROADCASTING CORPORATION



                                       By: /s/ Laurence Moskowitz
                                          _________________________________
                                          Name:  Laurence Moskowitz
                                          Title:  President and Chief
                                          Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By: /s/ Rod Nordland
                                          ___________________________________
                                          Name: Mr. Rod Nordland

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.




                                       VIDEO BROADCASTING CORPORATION



                                       By: /s/ Laurence Moskowitz
                                          _________________________________
                                          Name:  Laurence Moskowitz
                                          Title:  President and Chief
                                          Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By: /s/ Mary Lou Rodeen
                                          ___________________________________
                                          Name: Mrs. Mary Lou Rodeen

[REGISTRATION AND PREEMPTIVE RIGHTS AGREEMENT SIGNATURE PAGE]



                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.





                                       VIDEO BROADCASTING CORPORATION



                                       By: /s/ Laurence Moskowitz
                                          _________________________________
                                          Name:  Laurence Moskowitz
                                          Title:  President and Chief
                                          Executive Officer


                                       NEW YORK STATE BUSINESS
                                       VENTURE PARTNERSHIP


                                       By:_________________________________
                                          Name:
                                          Title:

                                       AMERICAN RESEARCH &
                                       DEVELOPMENT II, L. P.



                                       By:__________________________________
                                          Name:
                                          Title:



                                       By: /s/ Theodore Wm. Tashlik, Trustee
                                          ___________________________________
                                          Name: Tashlik & Associates P.C.,
                                                Defined Benefit Plan